CMA

CMA NEW YORK
MUNICIPAL MONEY FUND

Semi-Annual Report















September 30, 1995






This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund's current prospectus. Past performance results shown in this report should not be considered a representation of future performance, which will fluctuate. The Fund seeks to maintain a consistent $1.00 net asset value per share, although this cannot be assured. An investment in the Fund is neither insured nor guaranteed by the US Government.

CMA New York
Municipal Money Fund
Box 9011
Princeton, NJ 08543-9011




TO OUR SHAREHOLDERS:


For the six-month period ended September 30, 1995, CMA New York
Municipal Money Fund paid shareholders a net annualized yield of 3.27%*. As of September 30, 1995, the Fund's 7-day yield was 3.26%.

The Environment
After losing momentum through the second calendar quarter, it now appears that the US economy has resumed a moderate growth trend. Gross domestic product growth for the three months ended June 30 was revised to show that the economy expanded at a 1.1% pace, rather than the 0.5% rate that was originally reported. The employment report for August exceeded consensus expectations, although most of the new jobs created were in the service sector, reflecting the ongoing sluggishness in manufacturing. However, durable goods orders rebounded somewhat in August, supported by stronger automobile sales. Reflecting the trend of renewed economic growth--and continued containment of inflationary pressures--the Federal Reserve Board signaled no shift in monetary policy following its September meeting.

One of the major developments during the latter part of the period under review was the strengthening of the US dollar relative to the yen and the Deutschemark. Improving interest rate differentials favoring the US currency, combined with coordinated central bank intervention and more positive investor sentiment, have helped to bolster the dollar in foreign exchange markets. Other factors that appear to be improving the US dollar's outlook in the near term are a pick-up in capital flows to the United States and the prospect of increased capital outflows from Japan. However, it remains to be seen if the US dollar's strengthening trend can continue without significant improvements in the US budget and trade deficits.


[FN]
*Based on a constant investment throughout the period, with dividends compounded daily, and reflecting a net return to the investor after all expenses.


In the weeks ahead, investor interest will continue to focus on US economic activity. Clear signs of a moderate, noninflationary expansion could further benefit the US stock and bond markets. In addition, should the current Federal budget deficit reduction efforts now underway in Washington prove successful, the implications would likely be positive for the US financial markets.

Investment Outlook and Strategy
Short-term interest rates continued to fall relatively unabated during the six-month period ended September 30, 1995 as they have been since late 1994. A series of economic data releases indicated that the severely restrictive monetary policy undertaken by the Federal Reserve Board in 1994 had taken effect on the US economy in the form of moderating growth. Additionally, the news on inflation continued to be overwhelmingly favorable, which provided the backdrop for a falling interest rate environment. Investors began to anticipate that the Federal Reserve Board eventually would have to begin cutting interest rates to avoid the possibility of a recession in the United States. In fact, on July 6, 1995, the Federal Reserve Board cut its key interest rate by 25 basis points (0.25%) to 5.75%, confirming that an economic switch had occurred and signaling a change in monetary policy from a restrictive stance to a more neutral stance. This series of events provided the impetus for the yield curve to flatten over the course of the six-month period ended September 30, 1995. For instance, while yields on three-month US Treasury bills fell approximately 45 basis points during the period, the yield on one-year US Treasury bills dropped nearly 95 basis points during the same period.

During the six-month period ended September 30, 1995, the New York State legislature finally passed a $33 billion budget after a 68-day delay. The State's 1996 budget drastically reduces government spending on Medicaid and welfare as well as service spending in an effort to offset the budget imbalances caused by large multi-year tax cuts enacted over the next three years. However, because of the tax reduction being phased in over the next three years and the size of the expenditure cuts that must be realized this year, the State's fiscal picture remains stressed. Comptroller H. Carl McCall estimates that the State faces a $2.7 billion budget deficit in fiscal 1997 that could grow to $3.9 billion in fiscal 1998. The fiscal 1996 budget relies on almost $1.1 billion in one-time revenue producing measures. Standard & Poor's Corporation affirmed its A-rating on the State's $5.2 billion in outstanding debt based on the State's diverse economic base that continues to slowly recover from a severe and prolonged recession. This slow recovery and the implementation of a tax-reduction plan continue to exert downward pressure on the State's rating status. On the economic front, New York's unemployment rate increased to 7.1% in August in response to continued job losses in the banking and securities industries.

During the six-month period ended September 30, 1995, the new issuance of short-term New York debt totaled approximately $5.5 billion, a substantial increase from the $2.3 billion in debt issued during the previous six-month period. Over the period, the average portfolio maturity of CMA New York Municipal Money Fund ranged from 37 days--74 days and at September 30 stood at 71 days. We extended this maturity in response to the favorable interest rate environment as well as the anticipated reduction in New York tax-exempt issuance in the coming months.

In Conclusion
We continue to work very closely with our credit department to maintain a high quality portfolio. Diversification and credit quality remain paramount to the Fund, and we will continue to closely monitor the everchanging marketplace.

We thank you for your support of CMA New York Municipal Money Fund, and we look forward to serving your investment needs in the future.

Sincerely,





(Arthur Zeikel)
Arthur Zeikel
President

(Vincent R. Giordano)
Vincent R. Giordano
Senior Vice President




(Edward J. Andrews)
Edward J. Andrews
Vice President and Portfolio Manager



October 30, 1995




We are pleased to announce that Edward J. Andrews is responsible for the day-to-day management of CMA New York Municipal Money Fund. Mr. Andrews has been employed by Merrill Lynch Asset Management, L.P. since 1991 as Vice President and Portfolio Manager. Prior thereto, Mr. Andrews was employed by Citibank as an investment officer from 1982 to 1991.





Portfolio Abbreviations for CMA New York Municipal Money Fund

AMT            Alternative Minimum Tax (subject to)
BAN            Bond Anticipation Notes
CP             Commercial Paper
HFA            Housing Finance Agency
IDA            Industrial Development Authority
IDR            Industrial Development Revenue Bonds
M/F            Multi-Family
PCR            Pollution Control Revenue Bonds
RAN            Revenue Anticipation Notes
TAN            Tax Anticipation Notes
UT             Unlimited Tax
VRDN           Variable Rate Demand Notes

CMA NEW YORK MUNICIPAL MONEY FUND
SCHEDULE OF INVESTMENTS AS OF SEPTEMBER 30, 1995                                                          (IN THOUSANDS)
                      Face                                                                                       Value
State                Amount                                    Issue                                           (Note 1a)
New York--          $10,000   Albany, New York, City School District, TAN, 3.875% due 10/31/1995               $  10,003
97.6%                 5,288   Auburn, New York, BAN, 4.25% due 2/29/1996                                           5,298
                      3,000   Binghamton, New York, City School District, TAN, Series C, 4% due 11/29/1995         3,002
                      7,500   Chautauqua County, New York, TAN, UT, 5.50% due 12/21/1995                           7,511
                              Eagle Tax Exempt Trust, VRDN (a):
                     27,000     Series 1994-3201, 4.49% due 4/01/2034                                             27,000
                      7,200     Series 1994-C4, 4.49% due 8/01/2003                                                7,200
                     20,000     Series 1995-3201, 4.49% due 8/15/2024                                             20,000
                      2,035   East Hampton Township, New York, BAN, Series A, 4% due 2/22/1996                     2,036
                     16,333   Elmira City, New York, BAN, UT, 4.25% due 7/19/1996                                 16,399
                      5,000   Erie County, New York, RAN, 4.50% due 9/20/1996                                      5,030
                      3,500   Great Neck, North New York, Water Authority System, Revenue Refunding
                              Bonds, VRDN, Series A, 4.15% due 1/01/2020 (a) (c)                                   3,500
                      1,500   Irvington, New York, Unified Free School District, TAN, 4% due
                              10/20/1995                                                                           1,500
                      1,000   Metropolitan Transportation Authority, New York, Transportation
                              Facilities Revenue Bonds, Series F, 8.375% due 7/01/1996 (b)                         1,051
                      3,000   Miller Place, New York, Unified Free School District, BAN, UT, 4.75% due
                              10/20/1995                                                                           3,001
                              Monroe County, New York, UT:
                      4,380     BAN, Series A, 4.50% due 6/07/1996                                                 4,397
                     15,000     RAN, 4.50% due 3/14/1996                                                          15,048
                      6,700   Mount Vernon, New York, City School District, RAN, 4.50% due 9/30/1995               6,700
                              Nassau County, New York:
                     18,000     BAN, UT, Series D, 4.75% due 11/15/1995                                           18,013
                     10,000     RAN, Series A, 4.25% due 12/28/1995                                               10,016
                     21,375     RAN, Series B, 4.25% due 3/15/1996                                                21,423
                     10,000     TAN, Series B, 4.50% due 4/15/1996                                                10,032
                      1,900   Nassau County, New York, IDA, Civic Facilities Revenue Bonds (Cold
                              Spring Harbor Lab Project), VRDN, 4.55% due 7/01/2019 (a)                            1,900
                              New York City, New York:
                     36,300     RAN, Series A, 4.50% due 4/11/1996                                                36,412
                     10,000     RAN, Series B, 4.75% due 6/28/1996                                                10,057
                     75,200     TAN, UT, Series A, 4.50% due 2/15/1996                                            75,400

CMA NEW YORK MUNICIPAL MONEY FUND
SCHEDULE OF INVESTMENTS AS OF SEPTEMBER 30, 1995 (CONTINUED)                                              (IN THOUSANDS)
                      Face                                                                                       Value
State                Amount                                     Issue                                          (Note 1a)
New York                      New York City, New York, CP:
(continued)         $19,300     3.90% due 10/06/1995                                                           $  19,300
                      5,000     3.80% due 10/17/1995                                                               5,000
                      4,300     3.90% due 10/20/1995                                                               4,300
                     24,400     3.80% due 11/21/1995                                                              24,400
                     20,000     3.80% due 11/28/1995                                                              20,000
                     13,100   New York City, New York, Housing Development Corporation, M/F Mortgage
                              Revenue Bonds (Tribeca Towers), VRDN, AMT, Series A, 4.20%
                              due 12/15/2024 (a) (e)                                                              13,100
                      2,700   New York City, New York, Housing Development Corporation, Mortgage
                              Revenue Bonds (Columbus Apartments), VRDN, Series A, 4.10% due
                              3/15/2025 (a)                                                                        2,700
                              New York City, New York, IDA, Civic Facilities Revenue Bonds, VRDN (a):
                      3,350     (Children's Oncology Society/Ronald McDonald House), 4.10%
                                due 5/01/2012                                                                      3,350
                      3,100     (Columbia Grammar School Project), 4.05% due 6/30/2014                             3,100
                              New York City, New York, IDA, IDR, VRDN, AMT (a):
                      1,850     (Bowe Industrial Inc. Project), Series K, 4.35% due 11/01/2010                     1,850
                      1,350     (Composite XXV), Series E, 4.35% due 11/01/2010                                    1,350
                        100     (Japan Airlines Company Ltd. Project), 4.70% due 11/01/2015                          100
                     12,000   New York City, New York, Municipal Water Financing Authority
                              Revenue Bonds, CP, Series 3, 3.70% due 10/27/1995                                   12,000
                              New York City, New York, Municipal Water Financing Authority,
                              Water and Sewer System Revenue Bonds:
                     10,000     CP, 3.60% due 10/13/1995                                                          10,000
                     11,500     VRDN, Series A, 4.65% due 6/15/2025 (a) (c)                                       11,500
                     28,700   New York City, New York, Transportation Authority, Special Obligation
                              RAN, Series A, 5.50% due 12/14/1995                                                 28,761
                              New York City, New York, Trust Cultural Resource Revenue Bonds, VRDN (a):
                      9,000     Refunding (American Natural Museum), Series A, 4.10% due 4/01/2021 (d)             9,000
                      1,600     (Soloman R. Guggenheim), Series B, 4.55% due 12/01/2015                            1,600
                              New York City, New York, UT, VRDN (a):
                        500     Series B, 4.65% due 10/01/2020                                                       500
                      2,300     Series B, Sub-Series B-3, 4.50% due 8/15/2004 (d)                                  2,300
                      6,300     Series B, Sub-Series B-10, 4.30% due 8/15/2024                                     6,300
                      3,900     Series F-5, 4.45% due 2/15/2016                                                    3,900
                        700     Sub-Series A-5, 4.5% due 8/01/2016                                                   700
                              New York State Dormitory Authority Revenue Bonds, VRDN (a):
                      4,500     (Cornell University), Series B, 4.55% due 7/01/2025                                4,500
                      7,845     (Metropolitan Museum of Art), Series A, 4.10% due 7/01/2015                        7,845
                              New York State Energy Research and Development Authority, Electric
                              Facilities Revenue Bonds (Long Island Lighting Co.), VRDN (a):
                      5,000     AMT, Series A, 4.15% due 8/01/2025                                                 5,000
                     18,300     Series B, 4.15% due 11/01/2023                                                    18,300

CMA NEW YORK MUNICIPAL MONEY FUND
SCHEDULE OF INVESTMENTS AS OF SEPTEMBER 30, 1995 (CONTINUED)                                              (IN THOUSANDS)
                      Face                                                                                       Value
State                Amount                              Issue                                                 (Note 1a)
New York                      New York State Energy Research and Development Authority, PCR, VRDN (a):
(continued)         $13,350     (Central Hudson Gas & Electric Company Project), Series A, 4.10%
                                due 11/01/2020                                                                 $  13,350
                     13,325     (Long Island Lighting Co. Project), Series A, 4.70% due 3/01/1996                 13,325
                      5,500     (Niagara Mohawk Power Corporation Project), AMT, Series A, 4.55%
                                due 12/01/2023                                                                     5,500
                      6,450     (Niagara Power Corporation Project), AMT, Series B, 4.55% due 7/01/2027            6,450
                      8,000     (Niagara Mohawk Power Corporation Project), Series A, 4.50% due
                                12/01/2026                                                                         8,000
                      2,350     (Niagara Mohawk Power Corporation Project), Series C, 4.40%
                                due 12/01/2025                                                                     2,350
                     15,000     Refunding (Orange & Rockland Project), Series A, 4.10% due 10/01/2014 (c)         15,000
                              New York State Environmental Facilities Corporation, PCR, State Water
                              Revolving Fund (Pooled Loan), Series A:
                        360     3.45% due 11/15/1995                                                                 360
                        720     3.70% due 5/15/1996                                                                  720
                              New York State HFA Revenue Bonds, VRDN (a):
                     19,200     (Normandie Court I), 4.15% due 5/15/2015                                          19,200
                     12,910     (Normandie Court II), AMT, Series A, 4.30% due 11/01/2002                         12,910
                              New York State Job Development Authority, VRDN (a):
                        120     1984 Series C, 3.70% due 3/01/1999                                                   120
                      1,220     1984 Series E, 3.70% due 3/01/1999                                                 1,220
                        200     1984 Series F, 3.70% due 3/01/1999                                                   200
                         15     1984 Series G, 3.70% due 3/01/1999                                                    15
                        320     Series A, 3.65% due 3/01/2000                                                        320
                      2,435     Series B, 3.65% due 3/01/2000                                                      2,435
                      4,685     Series C, 3.65% due 3/01/2000                                                      4,685
                      3,890     Series D, 3.65% due 3/01/2000                                                      3,890
                              New York State Local Government Assistance Corporation Revenue Bonds,
                              VRDN (a):
                        200     Series B, 4.20% due 4/01/2023                                                        200
                     38,500     Series B, 4.20% due 4/01/2025                                                     38,500
                      1,800     Series F, 4.30% due 4/01/2025                                                      1,800
                      4,000   New York State Medical Care Facilities, Finance Agency Revenue Bonds,
                              8.875% due 1/15/1996                                                                 4,130
                              New York State Medical Care Facilities, Finance Agency Revenue Bonds,
                              VRDN (a):
                      6,100     (Children's Hospital of Buffalo), Series A, 4.15% due 11/01/2005                   6,100
                     18,705     (Mt. Sinai Hospital), Series C, 8.875% due 1/15/1996 (b) (f)                      19,329
                     15,800     (Pooled Loan Equipment Program), Series A, 4.15% due 11/01/2003                   15,800
                      1,200     (Pooled Loan Equipment Program), Series 1, 4.10% due 11/01/2015                    1,200
                      7,800   New York State Power Authority, Revenue and General Purpose Bonds, 3.50%
                              due 10/11/1995                                                                       7,800
                              New York State Power Authority, Revenue and General Purpose Bonds
                              (Junior Lien), VRDN (a):
                     14,305     3.85% due 3/01/2007                                                               14,305
                     23,305     3.85% due 3/01/2016                                                               23,305
                      3,735     3.85% due 3/01/2020                                                                3,735
                     21,135   New York State Tollway Authority, Highway and Bridge Trust Fund, Series A,
                              4% due 4/01/1996                                                                    21,169
                      5,500   Oswego, New York, City School District, TAN, 4% due 12/28/1995                       5,505
                      1,900   Port Authority of New York and New Jersey, Special Obligation Revenue Bonds
                              (Versatile Structure Obligation), VRDN, Series 2, 4.40% due 5/01/2019 (a)            1,900

CMA NEW YORK MUNICIPAL MONEY FUND
SCHEDULE OF INVESTMENTS AS OF SEPTEMBER 30, 1995 (CONTINUED)                                              (IN THOUSANDS)
                      Face                                                                                       Value
State                Amount                              Issue                                                 (Note 1a)
New York            $ 2,145   Saint Lawrence County, New York, IDA, Civic Facility Revenue Bonds
(concluded)                   (Clarkson University Project), VRDN, 4.35% due 10/01/2005 (a)                    $   2,145
                      2,782   South Colonie, New York, Central School District, TAN, UT, 4% due
                              10/20/1995                                                                           2,783
                      3,000   South Orangetown, New York, Central School District, TAN, UT, 4% due
                              11/01/1995                                                                           3,001
                     30,500   Suffolk County, New York, IDA, IDR (Nissequogue Cogeneration Partners),
                              VRDN, 4.40% due 12/15/2023 (a)                                                      30,500
                      8,000   Suffolk County, New York, TAN, Series II, 4.50% due 9/12/1996                        8,048
                              Syracuse, New York, IDA, Civic Facility Revenue Bonds, VRDN (a):
                     12,000     (Community Development Properties--Larned Project), 4.40%
                                due 4/01/2018                                                                     12,000
                      4,700     (Multi-Modal Syracuse University Project), 4.55% due 3/01/2023                     4,700
                        700   Triborough Bridge and Tunnel Authority, New York, General Purpose
                              Revenue Bonds, Series I, 7.625% due 1/01/1996 (b)                                      720
                     40,000   Triborough Bridge and Tunnel Authority, New York, Special Obligation
                              Revenue Bonds, VRDN, 4.05% due 1/01/2024 (a)                                        40,000
                      2,500   Union, New York, BAN, UT, 4.07% due 3/01/1996                                        2,502

Puerto Rico--        10,000   Puerto Rico Commonwealth, Government Development Bank Revenue Bonds,
1.1%                          3.30% due 10/06/1995                                                                10,000

                              Total Investments (Cost--$933,912*)-- 98.7%                                        933,912

                              Other Assets Less Liabilities--1.3%                                                 12,770
                                                                                                               ---------
                              Net Assets--100.0%                                                               $ 946,682
                                                                                                               =========

(a)The interest rate is subject to change periodically based on certain indexes. The interest rate shown is the rate in effect at September 30, 1995.
(b)Prerefunded.
(c)FGIC Insured.
(d)MBIA Insured.
(e)FNMA Collateralized.
(f)FHA Insured.
  *Cost for Federal income tax purposes.




See Notes to Financial Statements.



CMA NEW YORK MUNICIPAL MONEY FUND
STATEMENT OF ASSETS AND LIABILITIES AS OF SEPTEMBER 30, 1995
Assets:
Investments, at value (identified cost--$933,912,357) (Note 1a)                                           $  933,912,357
Cash                                                                                                              35,172
Receivables:
 Securities sold                                                                         $   16,810,005
 Interest                                                                                     6,587,978
 Beneficial interest sold                                                                        99,575       23,497,558
                                                                                         --------------
Prepaid registration fees and other assets (Note 1d)                                                              23,349
                                                                                                          --------------
Total assets                                                                                                 957,468,436
                                                                                                          --------------

Liabilities:
Payables:
 Securities purchased                                                                        10,056,800
 Investment adviser (Note 2)                                                                    357,891
 Distributor (Note 2)                                                                           240,020
 Dividends to shareholders (Note 1e)                                                                304       10,655,015
                                                                                         --------------
Accrued expenses and other liabilities                                                                           131,095
                                                                                                          --------------
Total liabilities                                                                                             10,786,110
                                                                                                          --------------

Net Assets                                                                                                $  946,682,326
                                                                                                          ==============

Net Assets Consist of:
Shares of beneficial interest, $0.10 par value, unlimited number of shares
authorized                                                                                                $   94,758,103
Paid-in capital in excess of par                                                                             852,822,928
Accumulated realized capital losses--net (Note 4)                                                               (898,705)
                                                                                                          --------------

Net Assets--Equivalent to $1.00 per share based on 947,581,031 shares of
beneficial interest outstanding                                                                           $  946,682,326
                                                                                                          ==============


CMA NEW YORK MUNICIPAL MONEY FUND
STATEMENT OF OPERATIONS FOR THE SIX MONTHS ENDED SEPTEMBER 30, 1995
Investment Income (Note 1c):
Interest and amortization of premium and discount earned                                                   $  18,407,386

Expenses:
Investment advisory fees (Note 2)                                                         $   2,200,016
Distribution fees (Note 2)                                                                      590,640
Transfer agent fees (Note 2)                                                                    110,072
Accounting services (Note 2)                                                                     45,780
Custodian fees                                                                                   32,546
Printing and shareholder reports                                                                 28,624
Professional fees                                                                                27,383
Pricing fees                                                                                      5,209
Trustees' fees and expenses                                                                       5,154
Registration fees (Note 1d)                                                                       3,994
Other                                                                                             6,502
                                                                                         --------------
Total expenses                                                                                                 3,055,920
                                                                                                          --------------
Investment income--net                                                                                        15,351,466

Realized Loss on Investments--Net (Note 1c)                                                                       (6,206)
                                                                                                          --------------
Net Increase in Net Assets Resulting from Operations                                                      $   15,345,260
                                                                                                          ==============



See Notes to Financial Statements.

CMA NEW YORK MUNICIPAL MONEY FUND
STATEMENTS OF CHANGES IN NET ASSETS
                                                                                         For the Six         For the
                                                                                         Months Ended       Year Ended
Increase (Decrease) in Net Assets:                                                      Sept. 30, 1995    March 31, 1995
Operations:
Investment income--net                                                                   $   15,351,466   $   21,060,951
Realized loss on investments--net                                                                (6,206)        (251,800)
                                                                                         --------------   --------------
Net increase in net assets resulting from operations                                         15,345,260       20,809,151
                                                                                         --------------   --------------

Dividends to Shareholders (Note 1e):
Investment income--net                                                                      (15,351,466)     (21,059,960)
                                                                                         --------------   --------------
Net decrease in net assets resulting from dividends to shareholders                         (15,351,466)     (21,059,960)
                                                                                         --------------   --------------

Beneficial Interest Transactions (Note 3):
Net proceeds from sale of shares                                                          1,772,976,968    3,003,904,257
Net asset value of shares issued to shareholders in reinvestment of
dividends (Note 1e)                                                                          15,351,572       21,059,556
                                                                                         --------------   --------------
                                                                                          1,788,328,540    3,024,963,813
Cost of shares redeemed                                                                  (1,761,492,248)  (2,877,620,567)
                                                                                         --------------   --------------
Net increase in net assets derived from beneficial interest transactions                     26,836,292      147,343,246
                                                                                         --------------   --------------

Net Assets:
Total increase in net assets                                                                 26,830,086      147,092,437
Beginning of period                                                                         919,852,240      772,759,803
                                                                                         --------------   --------------
End of period                                                                            $  946,682,326   $  919,852,240
                                                                                         ==============   ==============

CMA NEW YORK MUNICIPAL MONEY FUND
FINANCIAL HIGHLIGHTS
The following per share data and ratios have been derived
from information provided in the financial statements.          For the Six
                                                                Months Ended        For the Year Ended March 31,
Increase (Decrease) in Net Asset Value:                        Sept. 30, 1995    1995       1994       1993      1992
Per Share Operating Performance:
Net asset value, beginning of period                              $    1.00  $    1.00  $    1.00  $    1.00   $    1.00
                                                                  ---------  ---------  ---------  ---------   ---------
Investment income--net                                                  .02        .03        .02        .02         .03
                                                                  ---------  ---------  ---------  ---------   ---------
Total from investment operations                                        .02        .03        .02        .02         .03
                                                                  ---------  ---------  ---------  ---------   ---------
Less dividends from investment income--net                             (.02)      (.03)      (.02)      (.02)       (.03)
                                                                  ---------  ---------  ---------  ---------   ---------
Net asset value, end of period                                    $    1.00  $    1.00  $    1.00  $    1.00   $    1.00
                                                                  =========  =========  =========  =========   =========

Total Investment Return                                               3.27%*     2.59%      1.79%      2.19%       3.37%
                                                                  =========  =========  =========  =========   =========

Ratios to Average Net Assets:
Expenses excluding distribution fees                                   .52%*      .54%       .54%       .55%        .55%
                                                                  =========  =========  =========  =========   =========
Expenses                                                               .65%*      .67%       .67%       .67%        .68%
                                                                  =========  =========  =========  =========   =========
Investment income--net                                                3.24%*     2.59%      1.78%      2.16%       3.31%
                                                                  =========  =========  =========  =========   =========

Supplemental Data:
Net assets, end of period (in thousands)                          $ 946,682  $ 919,852  $ 772,760  $ 665,970   $ 625,768
                                                                  =========  =========  =========  =========   =========

*Annualized.




See Notes to Financial Statements.





CMA NEW YORK MUNICIPAL MONEY FUND
NOTES TO FINANCIAL STATEMENTS

1. Significant Accounting Policies:
CMA New York Municipal Money Fund (the "Fund") is part of CMA Multi-State Municipal Series Trust (the "Trust"). The Fund is registered under the Investment Company Act of 1940 as a non-diversified, open-end management investment company. These unaudited financial statements reflect all adjustments which are, in the opinion of management, necessary to a fair statement of the results for the interim period presented. All such adjustments are of a normal recurring nature. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments--Investments are valued at amortized cost, which approximates market value. For the purpose of valuation, the maturity of a variable rate demand instrument is deemed to be the next coupon date on which the interest rate is to be adjusted. In the case of a floating rate instrument, the remaining maturity is the demand notice payment period.

(b) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required.

(c) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Interest income (including amortization of premium and discount) is recognized on the accrual basis. Realized gains and losses on security transactions are determined on the identified cost basis.

(d) Prepaid registration fees--Prepaid registration fees are charged to expense as the related shares are issued.

(e) Dividends and distributions to shareholders--The Fund declares dividends daily and reinvests daily such dividends (net of non-resident alien tax withheld) in additional fund shares at net asset value. Dividends are declared from the total of net investment income, excluding discounts earned other than original issue discounts. Net realized capital gains, if any, are normally distributed annually after deducting prior years' loss carryforward. The Fund may distribute capital gains more frequently than annually in order to maintain the Fund's net asset value at $1.00 per share.

2. Investment Advisory Agreement and
Transactions with Affiliates:
The Fund has entered into an Investment Advisory Agreement with Fund Asset Management, L.P. ("FAM" or "Adviser"). The general partner of FAM is Princeton Services, Inc. ("PSI"), an indirect wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner.

FAM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee based upon the average daily value of the Fund's net assets, at the following annual rates: 0.50% of the first $500 million of average daily net assets; 0.425% of average daily net assets in excess of $500 million but not exceeding $1 billion; and 0.375% of average daily net assets in excess of $1 billion.


CMA NEW YORK MUNICIPAL MONEY FUND
NOTES TO FINANCIAL STATEMENTS (CONCLUDED)


The most restrictive annual expense limitation requires that the Adviser reimburse the Fund to the extent the Fund's expenses (excluding interest, taxes, distribution fees, brokerage fees and commissions, and extra-ordinary items) exceed in any fiscal year 2.5% of the Fund's first $30 million of average daily net assets, 2.0% of the Fund's next $70 million of average daily net assets and 1.5% of the average daily net assets in excess thereof. No fee payment will be made to the Adviser during the year which will cause such expenses to exceed the pro rata expense limitation at the time of such payment.

Pursuant to the Distribution and Shareholder Servicing Plan in compliance with Rule 12b-1 under the Investment Company Act of 1940, Merrill Lynch, Pierce, Fenner & Smith Inc. ("MLPF&S") receives a distribution fee from the Fund at the end of each month at the annual rate of 0.125% of average daily net assets of the Fund. The distribution fee is to compensate MLPF&S financial consultants and other directly involved branch office personnel for selling shares of the Fund and for providing direct personal services to shareholders. The distribution fee is not compensation for the administrative and operational services rendered to the Fund by MLPF&S in processing share orders and administering shareholder accounts.

Merrill Lynch Financial Data Services, Inc. ("MLFDS"), a wholly-owned subsidiary of ML & Co., is the Fund's transfer agent.

Accounting services are provided to the Fund by FAM at cost.

Certain officers and/or trustees of the Fund are officers and/or directors of FAM, PSI, MLPF&S, MLFDS, and/or ML & Co.

3. Shares of Beneficial Interest:
The number of shares purchased and redeemed during the period corresponds to the amounts included in the Statements of Changes in Net Assets for net proceeds from sale of shares and cost of shares redeemed, respectively, since shares are recorded at $1.00 per share.

4. Capital Loss Carryforward:
At March 31, 1995, the Fund had a net capital loss carryforward of approximately $887,000, of which $87,000 expires in 1998, $203,000 expires in 2001, $293,000 expires in 2002, and $304,000 expires in 2003. This amount will be available to offset like amounts of any future taxable gains.








CMA NEW YORK
MUNICIPAL MONEY FUND


Officers and Trustees
Arthur Zeikel--President and Trustee
Ronald W. Forbes--Trustee
Cynthia A. Montgomery--Trustee
Charles C. Reilly--Trustee
Kevin A. Ryan--Trustee
Richard R. West--Trustee
Terry K. Glenn--Executive Vice President
Vincent R. Giordano--Senior Vice President
Edward J. Andrews--Vice President
Donald C. Burke--Vice President
Peter J. Hayes--Vice President
Kenneth A. Jacob--Vice President
Kevin A. Schiatta--Vice President
Helen Marie Sheehan--Vice President
Gerald M. Richard--Treasurer
Robert Harris--Secretary

Custodian
State Street Bank and Trust Company
P.O. Box 1713
Boston, Massachusetts 02101

Transfer Agent
Merrill Lynch Financial Data Services, Inc.
4800 Deer Lake Drive East
Jacksonville, Florida 32246-6484
(800) 221-7210*

[FN]
*For inquiries regarding your CMA account, call (800) CMA-INFO
 [(800) 262-4636].